CornerCap Group of Funds
The Peachtree, Suite 1700
 1355 Peachtree Street NE
Atlanta, Georgia 30309

August 3, 2021

EDGAR FILING

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	CornerCap Group of Funds (the “Registrant”)
File No.: 033-03149/811-04581
Filing pursuant to Rule 497(j)

Dear Sir or Madam:

On behalf of the Registrant and pursuant to Rule 497(j) of the Securities Act of 1933, as amended, the Registrant certifies that the Prospectus and the Statement of Additional Information for the CornerCap Small-Cap Value Fund, dated August 1, 2021, do not differ from those contained in the amended Registration Statement of the Registrant which was filed electronically via EDGAR on July 27, 2021 (Accession No. 0001398344-21-014899).

If you have any questions related to this filing please do not hesitate to contact me at (207) 347-2076 or zac.tackett@apexfs.com.

Sincerely,

/s/ Zachary R. Tackett
Zachary R. Tackett, Esq.
Vice President and Secretary to the Registrant